UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois, 60603

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 18, 2014, the Board of Directors of Northern Trust Corporation (the “Corporation”) elected Dean M. Harrison as a director of the Corporation and The Northern Trust Company, the Corporation’s principal subsidiary, effective January 1, 2015. The Board of Directors has not yet determined the committees of the Board to which Mr. Harrison will be named.

Mr. Harrison will participate in the Corporation’s non-employee director compensation program, which is described in the Corporation’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 4, 2014.

Item 8.01.	Other Events.

On December 22, 2014, the Corporation issued a press release announcing the election of Mr. Harrison and the appointment of Lord Charles Powell as an advisory director to the Board of Directors of the Corporation and the Board of Directors of The Northern Trust Company effective January 1, 2015. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Northern Trust Corporation, dated December 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION (Registrant)

Dated: December 22, 2014	By:	/s/ Stephanie S. Greisch
Name: Stephanie S. Greisch
Title: Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release of Northern Trust Corporation, dated December 22, 2014